UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

CHINA RITAR POWER CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates a letter to the stockholders (the “Stockholder Letter”), notice of annual meeting of stockholders (the “Stockholder Notice”) and proxy card (the “Proxy Card”) of China Ritar Power Corporation (the “Company”) which the Company filed as Definitive Schedule 14A on Thursday, November 4, 2010 with the Securities and Exchange Commission.  This Amendment No. 1 corrects typographical errors in the Shareholder Letter, Stockholder Notice and Proxy Card which were corrected subsequent to the filing of the Schedule 14A on November 4, 2010 but prior to mailing the Schedule 14A.  Other then such typographical errors, there were no other changes to the Schedule 14A as filed on November 4, 2010.

CHINA RITAR POWER CORPORATION
Room 405, Tower C, Huahan Building,
16 Langshan Road, North High-Tech Industrial Park,
Nanshan District,
Shenzhen, People’s Republic of China, 518057

November 4, 2010

To the Stockholders of China Ritar Power Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of China Ritar Power Corporation (the "Company") to be held on December 8, 2010, at 10:00 AM, local time, at Ritar Songmu industrial Park, Hengyang, Hunan, China.  At this important meeting you will be asked to vote on the following proposals:

1.	To elect five (5) individuals to the Board of Directors:

(a)	To elect Jiada Hu to the Board of Directors;

(b)	To elect Jianjun Zeng to the Board of Directors;

(c)	To elect Charles C. Mo to the Board of Directors;

(d)	To elect Yaofu Tang to the Board of Directors,

(e)	To elect Xiongjie Wang to the Board of Directors;

 (all such elections to be for a one year term and until such persons’ respective successors are duly elected and qualified or until such persons’ respective earlier resignation or removal);

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010;

3.	To transact any other business that may properly come before the meeting or any adjournments or postponements of the meeting.

Each of the foregoing resolutions will be proposed as an ordinary resolution (requiring to be passed by a majority of the votes entitled to be cast on the resolutions).  Further information is contained in the attached proxy statement.

Attached you will find a Notice of Annual Meeting of Stockholders, the Company’s proxy statement and a proxy card for the Annual Meeting.

Your Vote Is Important.  Whether or not you plan to attend the Annual Meeting, please take the time to vote by completing and mailing the enclosed proxy card.

We thank you for your prompt attention to this matter and appreciate your continuing support.

Sincerely yours,
/s/Jiada Hu
Jiada Hu
Chief Executive Officer

CHINA RITAR POWER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held December 8, 2010

TO THE STOCKHOLDERS OF CHINA RITAR POWER CORPORATION:

China Ritar Power Corporation, a Nevada corporation, will hold its Annual Meeting of Stockholders on December 8, 2010, at 10:00 AM, local time, at Ritar Songmu industrial Park, Hengyang, Hunan, China, for the following purposes:

1.	To elect five (5) individuals to the Board of Directors:

(a)	To elect Jiada Hu to the Board of Directors;
(b)	To elect Jianjun Zeng to the Board of Directors;
(c)	To elect Charles C. Mo to the Board of Directors;
(d)	To elect Yaofu Tang to the Board of Directors,
(e)	To elect Xiongjie Wang to the Board of Directors;

 (all such elections to be for a one year term and until such persons’ respective successors are duly elected and qualified or until such persons’ respective earlier resignation or removal);

2.	To ratify the appointment of Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010;

3.	To transact any other business that may properly come before the meeting or any adjournments or postponements of the meeting.

Each of the foregoing resolutions will be proposed as an ordinary resolution (requiring to be passed by a majority of the votes entitled to be cast on the resolutions).  Further information is contained in the attached proxy statement.

We have fixed the close of business on November 1, 2010, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.  If your shares are held in the name of a broker, trust or other nominee, you will need a proxy or letter from the broker, trustee or nominee in order to vote your shares personally at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on December 8, 2010, 10:00 AM local time: The proxy statement is available at http://www.ritarpower.com.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Your vote is important.  Please sign, date and return the enclosed proxy card in the enclosed envelope, whether or not you plan to attend the Annual Meeting.  Sending in your proxy card now will not interfere with your rights to attend the meeting or to vote your shares personally at the meeting, if you wish to do so.

By Order of the Board of Directors,
/s/ Jiada Hu
Jiada Hu
Chief Executive Officer

Shenzhen, China
November 4, 2010

ANNUAL MEETING OF STOCKHOLDERS PROXY FORM / ADMISSION CARD	CHINA RITAR POWER CORPORATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN
THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2.

1.	To elect the following five (5) nominees to serve as members of the Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualified:
		For	Against	Abstain		For	Against	Abstain

	01 – Jiada Hu *	☐	☐	☐	02 – Charles C. Mo *	☐	☐	☐

	03 – Jianjun Zeng *	☐	☐	☐	04 – Yaofu Tang *	☐	☐	☐

	05 – Xiongjie Wang *	☐	☐	☐

__________ * Each to serve for the ensuing year and until their successors are elected and qualified.

		For	Against	Abstain

2.	To ratify Crowe Horwath (HK) CPA Limited as the Company’s independent auditors for the fiscal year ending December 31, 2010.	☐	☐	☐	4.	To transact such other business as may properly come before the meeting.

		For	Against	Abstain

B	Non-Voting Items

Change of Address – Please print new address below.

C	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy)	Signature 1 – Please keep signature within the box	Signature 1 – Please keep signature within the box
/ /

Dear Stockholder,

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then, sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders on December 7, 2010.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

China Ritar Power Corporation

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN
THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Proxy — CHINA RITAR POWER CORPORATION

Room 405, Tower C, Huahan Building,
16 Langshan Road, North High-Tech Industrial Park,
Nanshan District,
Shenzhen, People’s Republic of China, 518057

Annual Meeting of stockholders – December 8, 2010
Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Mr. Jiada Hu as Proxy, with full power of substitution, to vote for and on behalf of the undersigned at the December 8, 2010 Annual Meeting of Stockholders of China Ritar Power Corporation, to be held at 10;00 AM, local time, at Ritar Songmu Industrial Park, Hengyang, China, and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxy to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

SEE REVERSE SIDE	Continued and to be voted on reverse side.	SEE REVERSE SIDE